Exhibit 99.1

Confidential, FINAL

Sequential Brands Group Signs Definitive Agreement to Sell the Martha Stewart and Emeril Lagasse Brands

NEW YORK, April 16, 2019 (GLOBE NEWSWIRE) -- Sequential Brands Group, Inc. (Nasdaq:SQBG) ("Sequential" or the "Company"), announced today that it has signed a definitive agreement to sell the rights to the Martha Stewart and Emeril Lagasse brands and related intellectual property assets to Marquee Brands LLC for an estimated $175 million with an earnout opportunity of up to an additional $40 million.

“This transaction allows Sequential to make meaningful progress in de-levering our balance sheet, which is a top priority,” said Karen Murray, CEO of Sequential Brands Group. “This process was conducted after careful consideration by our Board of Directors and advisors. While we have made significant progress with the Martha Stewart and Emeril Lagasse brands, we determined the best direction for the Company going forward is to focus on our core active and fashion brands and drive even more profitable growth across our business. I have confidence that the Martha Stewart and Emeril Lagasse brands will continue to flourish under new ownership as they build on what we have accomplished to date. We thank Martha for her support of Sequential and this transaction.”

The Company plans to use a substantial portion of the proceeds from the transaction to pay down debt. Sequential Brands Group Chairman William Sweedler commented, “This transaction gives us financial and operating flexibility and streamlines our business around core brands with the highest margins and attractive growth prospects. I believe this new focus will generate greater shareholder value.”

The transaction is expected to close in the second quarter of 2019. After it closes, the Company will provide more details including an updated financial outlook for 2019. In conjunction with the transaction, the Company anticipates additional cost reductions including the sublease of its current corporate headquarters.

As part of the process, Tengram Capital Partners along with Barron International Group LLC served as advisors to the Company, and Gibson, Dunn & Crutcher LLP acted as its legal counsel. Houlihan Lokey provided a fairness opinion to Sequential's Board of Directors. Ms. Stewart was represented by Grubman Shire Meiselas & Sacks.

About Sequential Brands Group, Inc.

Sequential Brands Group, Inc. (NASDAQ: SQBG) owns, promotes, markets, and licenses a portfolio of consumer brands in the active and fashion categories. Sequential seeks to ensure that its brands continue to thrive and grow by employing strong brand management, design and marketing teams. Sequential has licensed and intends to license its brands in a variety of consumer categories to retailers, wholesalers and distributors in the United States and around the world. For more information, please visit Sequential’s website at: www.sequentialbrandsgroup.com. To inquire about licensing opportunities, please email: newbusiness@sbg-ny.com.

Forward-Looking Statements

Certain statements in this press release and oral statements made from time to time by representatives of the Company are forward-looking statements ("forward-looking statements") within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are made as of the date hereof and are based on current expectations, estimates, forecasts and projections as well as the beliefs and assumptions of management. The Company's actual results could differ materially from those stated or implied in forward-looking statements. Forward-looking statements include statements concerning estimates of GAAP net income, non-GAAP net income, Adjusted EBITDA, revenue (including guaranteed minimum royalties), and margins, guidance, plans, objectives, goals, strategies, expectations, intentions, projections, developments, future events, performance or products, underlying assumptions and other statements that are not historical in nature, including those that include the words "subject to," "believes," "anticipates," "plans," "expects," "intends," "estimates," "forecasts," "projects," "aims," "targets," "may," "will," "should," "can," "future," "seek," "could," "predict," the negatives thereof, variations thereon and similar expressions. Such forward-looking statements reflect the Company's current views with respect to future events, based on what the Company believes are reasonable assumptions. Whether actual results will conform to expectations and predictions is subject to known and unknown risks and uncertainties, including: (i) risks and uncertainties discussed in the reports that the Company has filed with the Securities and Exchange Commission (the "SEC"); (ii) general economic, market or business conditions; (iii) the Company's ability to identify suitable targets for acquisitions and to obtain financing for such acquisitions on commercially reasonable terms; (iv) the Company's ability to timely achieve the anticipated results of prior acquisitions and any potential future acquisitions; (v) the Company's ability to successfully integrate acquisitions into its ongoing business; (vi) the potential impact of the consummation of prior acquisitions or any potential future acquisitions on the Company's relationships, including with employees, licensees, customers and competitors; (vii) the Company's ability to achieve and/or manage growth and to meet target metrics associated with such growth; (viii) the Company's ability to successfully attract new brands and to identify suitable licensees for its existing and newly acquired brands; (ix) the Company's substantial level of indebtedness, including the possibility that such indebtedness and related restrictive covenants may adversely affect the Company's future cash flows, results of operations and financial condition and decrease its operating flexibility; (x) the Company's ability to achieve its guidance; (xi) continued market acceptance of the Company's brands; (xii) changes in the Company's competitive position or competitive actions by other companies; (xiii) licensees' ability to fulfill their financial obligations to the Company; (xiv) concentrations of the Company's licensing revenues with a limited number of licensees and retail partners; (xv) conditions to complete the transaction may not be satisfied and the transaction may not be consummated; and (xvi) other circumstances beyond the Company's control. Refer to the section entitled "Risk Factors" set forth in the Company's Annual Report on Form 10-K and Quarterly Reports on Form 10-Q for a discussion of important risks, uncertainties and other factors that may affect the Company's business, results of operations and financial condition. The Company's stockholders are urged to consider such risks, uncertainties and factors carefully in evaluating the forward-looking statements and are cautioned not to place undue reliance on such forward-looking statements. Forward-looking statements are not, and should not be relied upon as, a guarantee of future performance or results, nor will they necessarily prove to be accurate indications of the times at or by which any such performance or results will be achieved. As a result, actual outcomes and results may differ materially from those expressed in forward-looking statements. The Company is not under any obligation to, and expressly disclaims any such obligation to, update or alter its forward-looking statements, whether as a result of new information, future events or otherwise. Readers should understand that it is not possible to predict or identify all risks and uncertainties to which the Company may be subject. Consequently, readers should not consider such disclosures to be a complete discussion of all potential risks or uncertainties.